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                                                                    EXHIBIT 99.1




                       SETTLEMENT AND REPURCHASE AGREEMENT

                  THIS SETTLEMENT AND REPURCHASE AGREEMENT (this "Agreement") is dated as of January 14, 2000, by and among ARIAD Pharmaceuticals, Inc., a Delaware corporation ("ARIAD" or the "Company"), Promethean Investment Group LLC, a New York limited liability company ("Promethean"), and HFTP Investments, LLC, a New York limited liability company ("HFTP"). Promethean and HFTP are referred to collectively as "Promethean Group."

                  WHEREAS, the Company and HFTP are parties to that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of November 9, 1998, by and among the Company, the Brown Simpson Strategic Growth Funds and HFTP, pursuant to which HFTP was issued 3,000 shares of the Company's Series C Convertible Preferred Stock (the "Preferred Stock"), having the rights, preferences and privileges set forth in the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of ARIAD Pharmaceuticals, Inc. filed with the Secretary of State of the State of Delaware (the "Certificate of Designations");

                  WHEREAS, the Company and HFTP are parties to a Registration Rights Agreement dated November 9, 1998 (the "Registration Rights Agreement") (such Registration Rights Agreement, along with the Purchase Agreement and the Certificate of Designations collectively being referred to as the "Transaction Documents");

                  WHEREAS, on October 26, 1999, HFTP commenced litigation against the Company in the Delaware Court of Chancery styled HFTP Investments, LLC v. ARIAD Pharmaceuticals, Inc., C.A. No. 17501 (the "Delaware Action");

                  WHEREAS, on October 26, 1999, the Company commenced litigation in the United States District Court for the Southern District of New York against Promethean and HFTP styled ARIAD Pharmaceuticals, Inc. v. Promethean Investment Group LLC and HFTP Investments, LLC, 99 Civ. 10794 (the "New York Federal Action");

                  WHEREAS, the parties wish to resolve the pending Delaware Action and New York Federal Action.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                  1. Consideration.

                           a. Company Purchase. The Company hereby agrees to
purchase, and Promethean Group agrees to sell, the 2,388 shares of Preferred Stock outstanding which are
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owned by Promethean Group (the "Company Purchase") in the manner set forth below. The aggregate purchase price for the 2,388 shares of Preferred Stock (the "Purchase Price") shall be $6,925,000.

                           b. Settlement Shares. Pursuant to the conversion
notice delivered by HFTP to the Company on October 13, 1999 with respect to 612 shares of Preferred Stock held by HFTP, the Company shall deliver to HFTP a stock certificate in the amount of 1,078,038 shares of the Company's common stock in the form attached hereto as Exhibit A, which shares shall be free of any legends, stop transfer orders or other restrictions on transfers (such 1,078,038 shares being referred to herein as the "Settlement Shares").

                           c. Stipulations of Discontinuance With Prejudice. The
parties shall execute stipulations of discontinuance with prejudice and without costs of the New York Federal Action and Delaware Action, in the forms annexed hereto as Exhibits B and C, respectively (the "Dismissal Stipulations"). Not later than the second business day following the Closing referenced in Section 1.d. hereof, counsel for ARIAD shall submit to the United States District Court for the Southern District of New York and the Delaware Court of Chancery the Dismissal Stipulations.

                           d. Closing. The date and time of the closing of the
Company Purchase and other consideration shall be as determined by the parties hereto (the "Closing"). The Closing shall occur at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153.

                           e. Closing Deliveries. At the Closing, (i) the
Company shall deliver to HFTP (x) the applicable Purchase Price by check from Weil, Gotshal & Manges LLP and (y) a certificate for the Settlement Shares, provided, however, that such Settlement Shares shall be used by Promethean solely as permitted by this Agreement; and (ii) each party shall execute and deliver to counsel for ARIAD the Dismissal Stipulations. In the event that all of the conditions precedent to Promethean Group's obligation to consummate the Company Purchase have been met, the Company shall become the lawful holder of all rights, title and interests in the 2,388 shares of Preferred Stock, and Promethean Group shall have no further rights, title or interest of any nature in such shares of Preferred Stock.

                  2. Disposition of the Settlement Shares By Promethean Group.

                           a. Except as otherwise provided in this Agreement,
during the period commencing on the date hereof and ending on the fifteenth trading day following (and including) the day in which the Form 8-K referenced in Section 2.c. of this Agreement is accepted for filing with the Securities and Exchange Commission ("SEC"), with any trading day in which the Form 8-K is filed with the SEC before 9:00 a.m. and accepted by the SEC for filing by 10:30 a.m. (provided that the Company shall have issued its press release, as described in Section 9 hereof, not later than 8:15 a.m. on such day) being treated as if the filing was accepted on the preceding trading day (such ending date being February 7, 2000, unless extended pursuant to Section 2.c.) (such ending date being the "Trading Termination Date"), and subject further to Section 8 hereof, Promethean Group hereby agrees to forebear from: (i) offering for sale or to purchase, selling, acquiring, pledging, encumbering, assigning, hypothecating or otherwise transferring any


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interest in (including entering into any agreement, arrangement or understanding affecting the transfer or voting of any shares of) the Preferred Stock or any shares of the Company's common stock into which the Preferred Stock is convertible, including the Settlement Shares; or (ii) selling short or entering into any other agreement, arrangement or understanding regarding the purchase or sale of any common stock or other securities of the Company.

                           b. On or before the Trading Termination Date,
Promethean Group shall sell the Settlement Shares (and purchase an additional 62 shares of ARIAD common stock), and shall purchase ARIAD common stock to cover and close out its entire Short Position (as defined in Section 3.c. hereof) in the amount of 1,078,100 shares of ARIAD common stock. In order to facilitate the disposal of the Settlement Shares and the covering of its Short Position during the period from the acceptance for filing of the Form 8-K referenced in Section 2.c. through the Trading Termination Date, Promethean Group agrees as follows:
(i) the Settlement Shares shall be sold by not later than the close of the market on the Trading Termination Date; (ii) Promethean Group shall purchase shares of the Company's common stock to cover the Short Position (and shall apply all purchased shares to cover the Short Position), provided, that at no time during any trading day will the number of shares of ARIAD common stock purchased by Promethean Group on that day exceed by more than 150,000 the number of Settlement Shares sold on that day, nor will the number of shares of Settlement Shares sold at any time during any trading day exceed by more than 150,000 the number of shares of ARIAD common stock purchased by Promethean Group on that day; and provided further, that at the close of any trading day, the total number of Settlement Shares sold pursuant to this Agreement shall not exceed by more than 25,000 the number of shares of ARIAD common stock purchased pursuant hereto (provided that after 11:59 a.m. on that day (a) trading is not suspended or halted and (b) the Registration Statement remains available to be utilized by HFTP for sale of the Settlement Shares); and (iii) all purchases and sales of ARIAD common stock shall be effected solely through NASDAQ - NMS and only during ordinary NASDAQ trading hours, and not in after-hours transactions. As soon as practicable on each day (other than a weekend or Bank Holiday) following any day in which Promethean Group purchased or sold shares of the Company's common stock, including Settlement Shares, Promethean Group shall provide by fax to Weil, Gotshal & Manges LLP, attention: Irwin H. Warren [fax:
212-833-3034], a copy of each broker confirmation that it receives for each such transaction. On or before the Trading Termination Date, Promethean Group shall provide an Officer's Certificate in the form attached hereto as Exhibit D stating that Promethean Group has sold all of the Settlement Shares, covered the entire Short Position of Promethean Group, and has complied with the provisions of Sections 2.a. and 2.b hereof.

                           c. The Company shall maintain and keep effective at
all times the Registration Statement on Form S-3 (Registration No. 333-69689) (the "Registration Statement") for HFTP's resale of the Settlement Shares to be provided to HFTP pursuant to Section 1.b. hereof for a period ending on the Trading Termination Date. The Company shall file a Form 8-K disclosing and attaching a copy of this Agreement, with the SEC, by the close of the next trading day following the execution of this Agreement. The Trading Termination Date shall be extended for each day in which trading on the NASDAQ - NMS is suspended or halted or the NASDAQ - NMS is closed or in which the Registration Statement is not available to be utilized by HFTP for resale of the Settlement Shares for a period of more than one (1) hour. At any time after the filing of the Form 8-K, but on or before the Trading Termination Date, the Company shall


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promptly notify the Promethean Group in writing (i) at any time that the
Registration Statement becomes unavailable for use in connection with the resale of the Settlement Shares, and (ii) at any time, after becoming unavailable, that the Registration Statement again has become available for use in connection with the resale of the Settlement Shares. In addition, the Company shall promptly deliver to Promethean Group any amendments or supplements to the Registration Statement occurring between the date of this Agreement and the Trading Termination Date. Promethean Group shall give reasonable advance notice to the Company of its intention to seek judicial relief with respect to any alleged breach of this provision.

                           d. In the event that the Registration Statement is
not available to be utilized by HFTP for the resale of the Settlement Shares, other than for reasons relating to the information that is supplied in writing by Promethean Group or that Promethean Group is required to supply, for inclusion in the Registration Statement, for any three (3) trading days (whether or not consecutive) after the filing of the Form 8-K in accordance with Section 2.c., but before the Trading Termination Date, Promethean Group shall have the right, but not the obligation, to require the Company to purchase some or all of the Settlement Shares up to an amount equal to the number of shares of ARIAD common stock that Promethean Group has purchased to cover some portion of the Short Position in the period after the Registration Statement has been not so available to be utilized for any three (3) trading days (whether or not consecutive) and the Registration Statement was not so available at the time of or after Promethean Group's purchase (the "Put"), at a price per share equal to the price per share paid by Promethean Group for each such purchase of ARIAD common stock to cover the portion of its Short Position triggering its option hereunder. Promethean Group may exercise its Put separately with respect to each such purchase that Promethean Group has made (each such purchase being a "Triggering Purchase"). For purposes of Section 2.b.(ii) of this Agreement, Promethean Group will be deemed to have exercised its Put and to have made its sale to the Company upon the transmittal of a facsimile notice (the "Put Notice") to the Company, attention: Jay R. LaMarche, at fax number (617) 225-2860, and telephone number (617) 494-0400, by 9:30 a.m. on the next trading day following a Triggering Purchase, (i) identifying the date of the Triggering Purchase, the number of shares purchased, the purchase price per share, the number of Settlement Shares being put to and purchased by the Company, and the total amount due from the Company for the shares; (ii) confirming compliance with the representations, warranties and covenants set forth in Sections 3.a. and 3.b. of this Agreement as if they applied to the Settlement Shares being sold to the Company; and (iii) containing a representation that the Triggering Purchase shares were used to cover the Short Position. Promethean Group shall deliver to ARIAD one or more certificates, duly endorsed, evidencing such Settlement Shares, as well as a copy of the broker's confirmation for such Triggering Purchase, and ARIAD shall pay by cashier's or certified check, at a closing to be held at the office of Weil, Gotshal & Manges LLP not earlier than one (1) full business day and not later than two (2) full business days after the delivery by Promethean Group of the Put Notice. The exercise or non-exercise of the Put is in addition to Promethean Group's right to exercise any other right or seek any other remedy for breach of this Agreement.

                           e. In the event that Promethean Group has not
disposed of all of the Settlement Shares by the close of the NASDAQ - NMS on the Trading Termination Date, it shall promptly so notify ARIAD and advise ARIAD as to the number of Settlement Shares that it has not disposed of. ARIAD may, by the delivery of written notice (the "Call Notice") to


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Promethean Group by facsimile to the attention of James F. O'Brien, Jr., at fax number (212) 758-9334, and telephone number (212) 702-5220, but need not, require Promethean Group to sell to ARIAD some or all of such unsold Settlement Shares (the "Call") at a price per share equal to the volume weighted average price of ARIAD common stock on NASDAQ - NMS as reported by Bloomberg for the trading day preceding the date on which the Call Notice is given; provided, however, that if Promethean Group provides such notice to the Company by 5:30 p.m. on the Trading Termination Date that it has not disposed of all of the Settlement Shares, ARIAD must provide such Call Notice by 9:00 a.m. on the next day; and otherwise (but assuming Promethean Group thereafter has given the notice of unsold Settlement Shares) ARIAD must provide such Call Notice by 9:00 a.m. on the second trading day after the later of the Trading Termination Date or the date such notice is given by Promethean Group. Such Call Notice shall state the number of Settlement Shares subject to the Call, the applicable price per share, the aggregate purchase price, and the time and date of closing. Promethean Group shall deliver the Settlement Shares to ARIAD, along with an officer's certificate containing the representations, warranties and covenants set forth in Section 3.a. and 3.b hereto as if they applied to the Settlement Shares; and ARIAD shall pay by certified or cashier's check at a closing to be held at the offices of Weil, Gotshal & Manges LLP not later than 72 hours after the facsimile transmission to Promethean Group of the Call Notice. The exercise or non-exercise of the Call is in addition to and not exclusive of ARIAD's right to exercise any other right or to seek any other remedy for breach of this Agreement. In the event that Promethean Group has not covered all of its Short Position by the close of the NASDAQ - NMS Market on the Trading Termination Date, Promethean Group, at ARIAD's written direction, shall promptly purchase sufficient shares of common stock and apply such shares to close the remainder of the Short Position. The determination to give such direction is in the sole discretion of ARIAD, and the giving or not giving of such direction is in addition to and not exclusive of ARIAD's right to exercise any other right or to seek any other remedy for breach of this Agreement.

                  3. Representations, Warranties and Covenants of Promethean Group. Each of Promethean Group represents, warrants and covenants, jointly and severally, to the Company as of the Closing, as follows:

                           a. Sole Ownership of the Preferred Stock. HFTP is the
sole owner, both of record and beneficially, of all shares of Preferred Stock subject to this Agreement, and all shares of the Preferred Stock are free and clear of all claims, liens, encumbrances, charges, assessments and interests of third parties of any kind or nature whatsoever other than those which might have been created by the Company (collectively, "Encumbrances").

                           b. Good and Valid Title to the Preferred Stock. HFTP
has the full power, right and authority to sell all shares of the Preferred Stock subject to this Agreement to the Company, without restriction, and the Company will, in accordance with this Agreement, acquire good and valid title to all shares of the Preferred Stock subject to this Agreement free and clear of any and all Encumbrances, so that, after the Company Purchase, the Company may freely exercise all voting and other rights of ownership in and with respect to the 2,388 shares of the Preferred Stock subject to this Agreement. Except as set forth in this Agreement, Promethean Group has no agreement, arrangement or understanding affecting the transfer or voting of any shares of the Preferred Stock or any shares of ARIAD common stock.



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                           c. Common Stock. Other than as referred to herein,
Promethean Group does not own, of record or beneficially, any shares of common stock or warrants of the Company. Promethean Group represents and warrants that its total outstanding short position is 1,078,100 shares of the Company's common stock (the "Short Position").

                  4. Further Representations and Warranties. (a) The Company represents and warrants to Promethean Group that this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms. The Company further represents and warrants that, except for information pertaining to Promethean Group, the Registration Statement on or before the Trading Termination Date does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the repurchase of the Preferred Stock) will not result in a violation of the Company's Certificate of Incorporation or the Company's By-laws. (b) Promethean Group represents and warrants to the Company that this Agreement has been duly and validly authorized, executed and delivered by Promethean Group and constitutes the legal, valid and binding obligation of each of Promethean Group, enforceable against each of them in accordance with its terms. Promethean Group further represents and warrants that information pertaining to Promethean Group in the Registration Statement on or before the Trading Termination Date does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The execution, delivery and performance of this Agreement by Promethean Group and the consummation by Promethean Group of the transactions contemplated hereby (including, without limitation, the sale to ARIAD of the Preferred Stock) will not result in a violation of Promethean Group's organizational documents.

                  5. Survival of Representations, Warranties and Covenants. All representations, warranties and covenants made pursuant to this Agreement shall survive the Closing hereunder, and shall remain effective for a period of one
(1) year, regardless of any investigation made by or on behalf of the Company or Promethean Group during such period or of any information that the Company or Promethean Group may have with respect thereto.

                  6. Release by ARIAD. The Company, on behalf of itself and its former, present and future directors, officers, partners and employees, subsidiaries, affiliates, agents, attorneys, investment and financial advisors, accountants, representatives, trustees, heirs, successors or predecessors in interest, and assigns, for good and sufficient consideration, the receipt of which is hereby acknowledged, remises, releases and forever discharges Promethean Group and any and all of its respective agents, servants, attorneys, former, present or future principals, members, directors, officers, investors, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, investment bankers and financial advisors, accountants, auditors, representatives, commercial bankers, trustees, heirs, successors or predecessors in interest, and assigns from any and all claims, rights, debts, suits, losses, liabilities, demands, judgments, accounts, obligations, promises, acts, agreements, damages, matters, issues, actions and causes of action of whatsoever kind or nature, whether direct or indirect, individual, class,


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derivative, or otherwise in any representative capacity, known or unknown, asserted or unasserted, matured or unmatured, based on, relating to (directly or indirectly), or arising out of or in connection with (i) the facts, transactions, events and occurrences referred to in or arising out of, or in connection with, the complaints in the New York Federal Action or Delaware Action, including the Transaction Documents, or (ii) any purchase, sale, conversion or redemption of Preferred Stock of the Company or any purchase, sale, redemption or trading of the common stock, preferred stock or other securities (including the redemption of Series B Preferred Stock and Promethean Group's purchases and sales of ARIAD common stock in accordance with Section 2 of this Agreement) of the Company; provided, however, that claims for breach of this Agreement or any covenant, representation or warranty herein, or any rights to indemnification or contribution pursuant to Section 8 of the Purchase Agreement or Sections 6 and 7 of the Registration Rights Agreement or any defenses to or grounds to oppose any such claim for indemnification or contribution, or right to exercise any remedy provided for herein, are not released and are expressly preserved.

                  7. Release by Promethean Group. Promethean Group, on behalf of itself and themselves, and its and their former, present and future principals, members, directors, officers, partners, investors and employees, subsidiaries, affiliates, agents, attorneys, investment and financial advisors, accountants, representatives, trustees, heirs, successors or predecessors in interest, and assigns, for good and sufficient consideration, the receipt of which is hereby acknowledged, remises, releases and forever discharges the Company and any and all of its respective agents, servants, attorneys, former, present or future directors, officers, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, investors, investment advisors and financial advisors, accountants, auditors, representatives, commercial bankers, trustees, heirs, successors or predecessors in interest, and assigns from any and all claims, rights, debts, suits, losses, liabilities, demands, judgments, accounts, obligations, promises, acts, agreements, damages, matters, issues, actions and causes of action of whatsoever kind or nature, whether direct or indirect, individual, class, derivative, or otherwise in any representative capacity, known or unknown, asserted or unasserted, matured or unmatured, based on, relating to (directly or indirectly), arising out of or in connection with (i) the facts, transactions, events and occurrences referred to in or arising out of, or in connection with, the complaints in the New York Federal Action or Delaware Action, including the Transaction Documents, or (ii) any purchase, sale, conversion or redemption of the Preferred Stock of the Company or any purchase, sale, redemption or trading of the common stock, preferred stock, or other securities (including the redemption of Series B Preferred Stock and Promethean Group's purchases and sales of ARIAD common stock in accordance with
Section 2 of this Agreement) of the Company; provided, however, that claims for breach of this Agreement or any covenant, representation or warranty herein, or right to exercise any remedy provided for herein, or any rights to indemnification or contribution pursuant to Section 8 of the Purchase Agreement or Sections 6 and 7 of the Registration Rights Agreement or any defenses to or grounds to oppose any such claim for indemnification or contribution, are not released and are expressly preserved.

                  8. Standstill in Company Securities. Except as expressly provided in Section 2 of this Agreement, for a period of four (4) years following the date of this Agreement, Promethean Group and its and their respective agents, representatives, affiliates, associates and all other persons acting in concert with or under the control or direction of Promethean Group shall not, directly or indirectly: (a) acquire, enter into any option to acquire, offer to acquire,


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agree to acquire, become the beneficial owner of or obtain any rights in respect to any ARIAD securities, by purchase, conversion, exchange or exercise of ARIAD securities pursuant to their terms, or take any action in furtherance thereof;
(b) sell, short sell, enter into any option to sell, transfer any beneficial interest in, assign, pledge, hypothecate or otherwise dispose of any interest in or encumber any ARIAD securities; or (c) participate in any proxy solicitation or become a member of any "group," within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") or the rules and regulations of the SEC promulgated thereunder, with respect to ARIAD or any ARIAD securities. As used herein, the terms "affiliate" and "associate" shall have the meanings given such terms in Rule 12b-2 of the Exchange Act, and the term "person" shall mean any individual, partnership, corporation, group (as defined above), syndicate, trust or any other association or entity. Notwithstanding the foregoing, it shall not be a violation of this Agreement for Promethean Group or any of its or their agents, representatives, affiliates, associates and all other persons acting in concert with, or under the control or direction of, Promethean Group (i) to acquire debt or equity securities of ARIAD pursuant to a merger by which debt or equity securities of another company (a "Target Company") that were owned by Promethean Group or such other person or entity prior to the announcement or any report in the media of any actual or potential proposal for or statement of intent to enter into a merger, acquisition or other extraordinary transaction by ARIAD with such Target
Company, are acquired in exchange for ARIAD securities, or (ii) to continue to own securities or the right to acquire securities, or to exercise such right to acquire securities or sell securities, of a Target Company or its successors following a merger with, acquisition of, or other extraordinary transaction involving such company by ARIAD.

                  9. Press Releases. Not earlier than 8:00 a.m. on January 18, 2000, the Company and Promethean Group will issue press releases, in the form attached hereto as Exhibits E and F, respectively. Except as provided by law or as set forth in Sections 2.c. and 10 hereof, the parties will not make any further comment concerning this Agreement.

                  10. Non-Disparagement; Litigation. The Company agrees not to directly or indirectly disparage, criticize, or make any negative public or private comments about each of the Promethean Group or any of its or their respective officers, employees, or affiliates to any person or entity or to assist any person or entity to initiate or pursue, directly or indirectly, any litigation, arbitration, suit, claim, or complaint against Promethean Group or any of their respective officers, employees, or affiliates relating to any matter whatsoever, excluding, however, any litigation, arbitration, suit, claim, or complaint filed in connection with a breach of this Agreement or in connection with a request for or in defense of or opposition to a request for indemnification or contribution; provided, however, that nothing contained herein shall limit the ability of the Company (or any officer, director, employee or other representative thereof) to provide documents or information responsive to legal process or legal proceedings, or requests from any governmental entity, securities exchange or NASD in connection with any formal or informal inquiry, investigation or proceeding, or in accordance with the listing or membership requirements thereof, or as otherwise required by law; and complete, accurate and responsive truthful statements may be made in connection therewith. Promethean Group agrees not to directly or indirectly disparage, criticize, or make any negative public or private comments about the Company or any of its officers, directors, shareholders, employees, or affiliates or assist any person or entity to initiate or pursue, directly or indirectly, any litigation, arbitration, suit, claim, or complaint against the Company or any of its officers, directors, principals, shareholders (in


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
their capacity as ARIAD shareholders), partners, members, or affiliates relating to any matters whatsoever, excluding, however, any litigation, arbitration, suit, claim, or complaint filed in connection with a breach of this Agreement or in connection with a request for or in defense of or opposition to a request for indemnification or contribution; provided, however, that nothing contained herein shall limit the ability of Promethean Group (or any officer, director, employee or other representative thereof) to provide documents or information responsive to legal process or legal proceedings, or requests from any governmental entity, securities exchange or NASD in connection with any formal or informal inquiry, investigation, or proceeding, or in accordance with the listing or membership requirements thereof, or as otherwise required by law; and complete, accurate and truthful responsive statements may be made in connection therewith. In the event that any such statement is required to be made in any legal proceeding or government investigation, the Company and/or the Promethean Group, as the case may be, agree to request that such statement be treated confidentially and not disclosed to any third party.

                  11. No Admission of Wrongdoing. This Agreement is entered into for the sole purpose of resolving contested claims and disputes and avoiding the substantial costs, expenses and uncertainties associated with disputes arising from the Delaware Action and the New York Federal Action. Neither this Agreement, the performance of any of its terms, nor any of its contents, shall constitute or be construed or offered as evidence in any proceeding as an admission of any liability or of any fact or any indication that any of the claims, defenses, charges, allegations or conditions made in the Delaware Action and the New York Federal Action has any merit, each of the parties thereto denying any liability or wrongful conduct.

                  12. Entire Agreement; Modification; Successors and Assigns. This Agreement is intended by the parties hereto as a complete and final expression of their agreement with respect to the subject matter hereof; provided, however, that notwithstanding the foregoing, Section 8 of the Securities Purchase Agreement and Sections 6 and 7 of the Registration Rights Agreement shall remain in full force and effect. This Agreement may not be modified, rescinded, waived or terminated orally, and no modification, rescission, termination or attempted waiver of any of the terms, provisions or conditions hereof (including this section) shall be valid unless in writing, supported by consideration, and signed by the party against whom the same is sought to be enforced. In entering into this Agreement, no party has relied on any representation or warranty other than as set forth herein, and each party disclaims any such representation or warranty. This Agreement shall apply to, be binding in all respects upon, and inure to the benefit of the respective successors, permitted assigns and legal representatives of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by Promethean Group or the Company without the prior written consent of the other party hereto.

                  13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  14. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York and without regard to its principles of choice of law. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City, and any appellate court therein from any appeal thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment rendered in such action or proceeding, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  15. Counterparts. This Agreement may be executed in any number of original or facsimile counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterparts and delivering such executed Agreement by facsimile (with original to follow by hand or overnight delivery service).

                  16. Specific Performance. The parties hereto agree that solely a remedy at law for breach of this Agreement is inadequate and that any party by whom this Agreement is enforceable shall be entitled to institute and prosecute proceedings, either at law or in equity, to enforce the specific performance of the terms and conditions of this Agreement, in addition to any other appropriate relief or remedy, and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or at law.


                           [INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

                                        ARIAD PHARMACEUTICALS, INC.



                                        By: /s/ Harvey Berger
                                           -----------------------------------
                                        Name: Harvey J. Berger, M.D.
                                        Title: Chairman and Chief Executive
                                               Officer


                                        PROMETHEAN INVESTMENT GROUP LLC



                                        By: /s/ James F. O'Brien, Jr.
                                           -----------------------------------
                                        Name: James F. O'Brien, Jr.
                                        Title: Managing Member


                                        HFTP INVESTMENTS LLC



                                        By: /s/ James F. O'Brien, Jr.
                                           -----------------------------------
                                        Name: James F. O'Brien, Jr.
                                        Title: Managing Member
                                          for: Promethean Investment Group LLC
                                        Manager to: HFTP Investment LLC

                                                                      EXHIBIT A

           N 8820                 [ARIAD LOGO]                   13290
     N 8820                                                          ***1078038*
                          ARIAD PHARMACEUTICALS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                  COMMON STOCK              ARINC

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS,
 IN BOSTON OR IN NEW YORK CITY                  LIMITATIONS AND RESTRICTIONS
                                                         ON TRANSFER

     THIS CERTIFIES THAT                               CUSIP 04033A 10 0

                              HFTP INVESTMENTS LLC


                                                  *1078038*******
                                                  **1078038******
                                                  ***1078038*****
                                                  ****1078038****
                                                  *****1078038***

               *ONE MILLION SEVENTY-EIGHT THOUSAND THIRTY-EIGHT*

is the owner of

  Fully paid and non-assessable shares of the COMMON STOCK, $.001 par value, of

==========================ARIAD Pharmaceuticals, Inc.===========================

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares of Common Stock represented hereby are received and held subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation, each as from time to time amended, and the owner of this certificate by accepting the same expressly assents thereto. This certificate is not valid unless countersigned by the Transfer Agent.
IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

                                                     ARIAD PHARMACEUTICALS, INC.

Dated:

                              ARIAD PHARMACEUTICALS, INC.
                                      CORPORATE
01/07/00  Jay R. LaMarche                SEAL                 Harvey Berger
                                         1991
                                       DELAWARE

                TREASURER                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED
     STATE STREET BANK AND TRUST COMPANY
                    (BOSTON)
By:                                TRANSFER AGENT

          [ILLEGIBLE SIGNATURE]

                            AUTHORIZED SIGNATURE

                                 ABBREVIATIONS


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common     UNIF GIFT MIN ACT-- ____________
                                                              (CUST)
                                           Custodian ________________
                                                        Minor
     TEN ENT -- as tenants by the entireties
     JT TEN -- as joint tenants with right       under Uniform Gifts to Minors
               of survivorship and not as
               tenants in common                Act ______________________
                                                        (State)

    Additional abbreviations may also be used though not in the above list.


                                   ASSIGNMENT

     For value received, the holder identified on the face of this certificate hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_________________________________________________________________________shares of the common stock represented by this certificate, and do hereby irrevocably constitute and appoint the duly authorized transfer agent of the Corporation, attorney-in-fact to transfer such common stock on the books of the Corporation with full power of substitution in the premises.

Dated:______________________________         _______________________________

                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any changes whatsoever.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN ARIAD PHARMACEUTICALS, INC. AND STATE STREET BANK AND TRUST COMPANY, DATED AS OF DECEMBER 30, 1994 (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARIAD PHARMACEUTICALS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. ARIAD PHARMACEUTICALS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR, UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

                                                                       EXHIBIT B


UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------
                                                   No. 99 Civ. 10794 (KMW)
ARIAD PHARMACEUTICALS, INC.,                       STIPULATION
                                                   AND ORDER OF
         Plaintiff,                                DISCONTINUANCE
                                                   WITH PREJUDICE
     - against -

PROMETHEAN INVESTMENT GROUP LLC, and
HFTP INVESTMENTS LLC,
          Defendants.

--------------------------------

                  IT IS HEREBY STIPULATED AND AGREED that this action is dismissed with prejudice and without costs as to all parties.

Dated:   New York, New York
         January 14, 2000



------------------------------       -------------------------------------------
Irwin H. Warren (IW-1168)            Allan M. Pepper (AP-7805)
Weil, Gotshal & Manges LLP           Michael Braff (MB-0354)
767 Fifth Avenue                     Kaye, Scholer, Fierman, Hays & Handler, LLP
New York, New York  10153            425 Park Avenue
(212) 310-8000                       New York, New York  10022
                                     (212) 836-8000
Counsel for Plaintiff
ARIAD Pharmaceuticals, Inc.          Counsel for Defendants
                                     Promethean Investment Group LLC
                                     and HFTP Investments LLC


SO ORDERED:


---------------------------------
Kimba M. Wood
United States District Judge

                                                                       EXHIBIT C

                IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                          IN AND FOR NEW CASTLE COUNTY

HFTP INVESTMENTS, L.L.C.,               )
a New York limited liability company,   )
                                        )
               Plaintiff,               )
                                        )
          v.                            )      C.A. No. 17501-NC
                                        )
ARIAD PHARMACEUTICALS, INC.,            )
a Delaware corporation,                 )
                                        )
               Defendant.               )

                       STIPULATION AND ORDER OF DISMISSAL

         IT IS HEREBY STIPULATED AND AGREED, by and between the parties hereto, that the above-captioned proceeding shall be and hereby is dismissed with prejudice, each side to bear its respective costs.


Of Counsel:
-------------------------------------
Allan M. Pepper
Michael Braff                                David Jenkins
Kaye, Scholer, Fierman, Hays &               Smith Katzenstein Furlow LLP
     Handler, LLP                            800 Delaware Avenue
425 Park Avenue                              P.O. Box 410
New York, New York 10022                     Wilmington, Delaware 19899
(212) 836-8000                               (302) 652-8400
                                             Attorneys for Plaintiff HFTP
                                                  Investments, LLC

Of Counsel:
-------------------------------------
Irwin H. Warren                              Kevin G. Abrams
Weil, Gotshal & Manges LLP                   Richards, Layton & Finger
767 Fifth Avenue                             One Rodney Square
New York, New York 10153                     P.O. Box 551
(212) 310-8000                               Wilmington, Delaware 19899
                                             (302) 658-6541
Dated: January 14, 2000                      Attorneys for Defendant ARIAD
                                                  Pharmaceuticals, Inc.


SO ORDERED, this ____ day of January 2000.



-------------------------------------
Vice Chancellor

                                                                       EXHIBIT D

                              OFFICER'S CERTIFICATE

                  James F. O'Brien, Jr., hereby certifies as follows:

                  1. I am the Managing Member of Promethean Investment Group
LLC.

                  2. I submit this certification pursuant to Section 2.b. of the Settlement and Purchase Agreement dated as of January 14, 2000 (the "Agreement"), and do so recognizing that ARIAD Pharmaceuticals, Inc. ("ARIAD"), on behalf of itself and its shareholders, is relying upon the completeness and accuracy of this certification and that the provision of a complete and accurate certification is a requirement of the Agreement.

                  3. I hereby certify, based on personal knowledge, that Promethean Group has complied with all of the provisions of Sections 2.a. and 2.b. of the Agreement, including but not limited to the following: [i] Promethean Group (as such term is defined in the Agreement) has sold all of the Settlement Shares (as such term is defined in the Agreement); [ii] all sales of the Settlement Shares were effected not later than the close of business on the Trading Termination Date (as defined in the Agreement); and [iii] Promethean Group has covered the entire Short Position (as defined in the Agreement); and all of Promethean Group's sales and purchases of common stock of ARIAD in accordance with Section 2.b. were effected on the NASDAQ - NMS, not later than the close of business on the Trading Termination Date.



                                        ----------------------------------
                                              James F. O'Brien, Jr.

                                                                       EXHIBIT E


                                                  ARIAD NEWS RELEASE



                        ARIAD SETTLES LEGAL ACTIONS WITH
                                PROMETHEAN GROUP


CAMBRIDGE, MA, JANUARY 18, 2000 -- ARIAD Pharmaceuticals, Inc. (Nasdaq: "ARIA") today announced that it has agreed with the Promethean Group to settle the previously announced legal actions between them pending in Delaware and New York. As part of, and subject to the terms of, the settlement, ARIAD agreed to honor Promethean's notice to convert 612 shares of ARIAD's series C convertible preferred stock into 1,078,038 shares of ARIAD common stock, and Promethean agreed to completely cover its 1,078,100 share short position in ARIAD common stock by February 7, 2000. In addition, ARIAD acquired Promethean's remaining 2,388 shares of ARIAD's series C preferred stock and Promethean's right to purchase additional shares of series C preferred stock from ARIAD, for the aggregate purchase price of $6.925 million. As part of the settlement, the parties also agreed to a four-year standstill agreement.

Pursuant to the settlement, all allegations against Promethean by ARIAD and all claims by Promethean against ARIAD are being dismissed with prejudice.

After the closing of this agreement, ARIAD expects to have approximately 23.1 million shares of common stock outstanding and no shares of preferred stock outstanding. As of December 15, 1999, the total outstanding short position in ARIAD common stock as reported by Nasdaq was 1,088,158 shares.

"ARIAD is proceeding with this settlement to avoid the distraction and expense of litigation and to allow us to focus on ARIAD's important business and product development opportunities," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD. "Combined with the recent sale of our interest in our genomics joint venture to Aventis, the acquisition of rights to our osteoporosis drug candidates, and very exciting progress in our regulated gene therapy program, this represents an important step in redefining our business and financial structure," added Dr. Berger.

ARIAD Pharmaceuticals (www.ariad.com) is engaged in the discovery and development of novel therapeutics based on signal transduction technology. ARIAD is developing small-molecule drugs to block intracellular signaling pathways that play a critical role in major diseases, including osteoporosis and various immune-related disorders. ARIAD is also developing ARGENT(TM), a proprietary gene regulation technology for orally active protein therapy and cellular immunotherapy that utilizes small-molecule drugs to control intracellular signaling pathways in engineered cells.

Some of the matters discussed in this news release are forward-looking statements that involve risks and uncertainties, including, but not limited to, risks and uncertainties regarding the successful completion of the transaction described above, as well as risks and uncertainties relating to economic conditions, markets, products, competition, intellectual property, services and prices, key employees, future capital needs, dependence on our collaborators and other factors discussed under the heading "Cautionary Statement Regarding Forward-Looking Statements" in ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 filed with the Securities Exchange Commission.

                                                                       EXHIBIT F


                                                  PROMETHEAN PRESS RELEASE


                        PROMETHEAN SETTLES LEGAL ACTIONS
                        WITH ARIAD PHARMACEUTICALS, INC.

                  Promethean announced today that it settled the lawsuit it brought against ARIAD in Delaware and ARIAD's counter-suit in New York.

                  James F. O'Brien, Jr., Promethean's principal owner, said that he was pleased that Promethean had achieved its objectives through the settlement.

                  O'Brien noted that Promethean had maintained all along that there was no substance to ARIAD's claims of market manipulation or insider trading. O'Brien added that, at Promethean's request, its trading records were examined by a former SEC official with more than 20 years experience with the Division of Market Regulation investigating, among other things, suspected market manipulations, and he concluded that there was no evidence of any manipulation or insider trading by Promethean.